Creating the Largest Transatlantic Derivatives Marketplace New York, 1 May 2007 Exhibit 99.1

Strategic Rationale
Creates largest transatlantic derivatives marketplace with 545 exchange members and more than 2.1 billion contracts traded
Complementary product coverage creates global leader in 3 product categories which account for 67% of global exchange traded derivatives
Combines two innovation leaders offering significant cross-selling and new product development opportunities
Provides new geographic expansion opportunities across multiple asset classes
Management culture and philosophy are aligned

Terms:  USD 67.50 per share in cash
Purchase Price: USD ~2.8 billion
Financing: Cash and debt
Approvals: Customary shareholder and
regulatory approvals
Voting requirements Simple majority (50% + 1 share)
Management structure ISE’s full management intends to remain in their positions
Deal protection USD 85 million breakup fee
Expected Closing                                              Fourth quarter 2007
Key transaction terms

Two leading exchange organizations joining forces
Eurex ISE
Global market leader in long- term
fixed income and index derivatives
Pre-eminent market for EUR
denominated equity options
World’s first fully electronic
derivatives exchange platform
Built international distribution
through remote membership and
remote clearing
World’s largest equity options
exchange platform
No. 1 in USD equity options trading
(32% market share in 2006)
Developer of unique fully electronic
market structure for advanced
screen-based trading systems
Expanding presence in other asset
classes: equities, indices, FX options

ISE has pioneered electronic trading in the fast growing
US equity derivatives market
US equity options market, number of contracts
traded, millions
PHLX
PCX
32%
ISE
AMEX
CBOE
BOX
Market share US equity options in 2006
US equity options market (CAGR 27%) has significantly outgrown US cash equity market shares traded which was flat since 2002
04 2006
1,852
05
1,375
1,086
832
710
2002 03
CAGR 27%
CAGR 40%
Market
ISE
Source: OCC
5%
10%
11%
14%
28%

Eurex has become the world’s largest derivatives market
since its inception in 1998
Home of European interest rate
benchmark (Bund-Future) and
European equity market
benchmark (STOXX indices)
Fully electronic trading from
inception (no floor operations)
Pioneered remote membership
in the 1990s (< 20% flow from
Germany today)
Most balanced derivatives
exchange portfolio (50% fixed
income/ 50% equity) in number
of contracts
1.5 Eurex
1.4 CME
0.8 CBOE
0.7 LIFFE
0.6 ISE
Contracts traded 2006 (in billions)
Source: FIA

ISE INTERNATIONAL SECURITIES EXCHANGE.

eurex

FI and Index
Individual Equity

Combination creates first transatlantic financial
derivatives market with complementary customer base
Only overlap of
12 exchange
members
* By location of exchange members
** Including 1 member in Asia
Exchange
members
Eurex
ISE
Total**
United States
63
164
Europe
330
–
545
Traded
contracts
in million
Eurex
ISE
112* 1,107
–
1,219
892
Eurex
–
308
584

Combination creates global leader in 3 main product categories which account for 67% of global exchange derivatives market
Long-term interest
rate derivatives
584
285
8
468
158
636
49
308
487
517
Eurex/
ISE
CBOE Bovespa Eurex/
ISE
CME CBOE Eurex/
ISE
CBOT Sydney FE
892
495
730
Eurex
ISE
Contracts
in million
(2006)
Equity index
derivatives
Individual
equity derivatives
* Excluding Korean Exchange volume
Global
Market
Share
30%
27%
50%

ISE INTERNATIONAL SECURITIES EXCHANGE.
eurex

27%
25 %
20%

Eurex invests into a high growth business and
strengthens its balanced portfolio
Equity Index
products
Individual
Equity
options
Fixed income
derivatives
Other
Eurex/ ISE: Number of traded contracts by
product category
100% = 2,119 million contracts traded
Compound Annual Growth Rate 2002-2006
US Equity
Derivatives
US Equity Index
Derivatives
US Fixed Income
Derivatives
1,851
710
2002 2006
1,409
579
2002 2006
682
328
2002 2006
5%
24%
35%
36%

Further extends global
distribution  network
Two innovation leaders join forces
Eurex -
World’s first fully
electronic derivatives
exchange platform
1990
1998
Eurex – Introduces
remote membership
and clearing
ISE –
First fully
electronic US options
exchange platform
2000
2004
Eurex – Introduces
first transatlantic
clearing  link
Combine Eurex
and ISE networks
2007
Eurex / ISE
Eurex
ISE
Eurex/ISE
Further extending global distribution network

ISE
INTERNATIONAL SECURITIES EXCHANGE.
eurex

Product Focus

Further enlarging Eurex’s global product portfolio
1990
Domestic
German and
Swiss
derivatives
exchanges
1998
Eurex
– first true
pan-European
derivatives exchange
Home of European Fixed Income benchmark
derivatives products “Bund, Bobl and Schatz”
Pan-European equity index derivatives home
Full coverage of EUR based individual equity
derivatives
Post 2007
Further extension of global product suite
Credit Derivatives Segment
Asia-based products
USD denominated Single Stock Futures
Domestic
European
Global
2007
Focus on achieving
global
product suite
Launch of Credit Derivatives
Eurex/ISE
Extension of product suite to US equity options
Direct distribution of European benchmark indices
into the USA
Eurex/ISE
Eurex
Eurex/ISE

Eurex/ISE in combination with Deutsche Börse are
well positioned to attract international partners
Strong existing global network of partners and expanding geographic presence
* CDC: China Government Securities Depository Trust & Clearing Co., Ltd.
** CFETS: China Foreign Exchange Trade System & National Interbank Funding Center
BME/Infobolsa
Vienna Stock Exchange
Shanghai Stock Exchange
Man Group
OMX-HEX
STOXX
Clearing Corp
SWX
CFETS**
CDC*
EEX
International Index Company
ISE Stock Exchange
Longitude
Irish Stock Exchange
ISE Options Exchange
TSX Group
Bombay SE
OCC

ISE INTERNATIONAL SECURITIES EXCHANGE
eurex

Product innovation

Cross-selling

Efficiency gains

Run-rate synergies of ~$50m and additional synergy
potential from joint product innovation
Distribute Eurex equity index products into ISE distribution network
Distribute US equity options into Eurex distribution network
Increase efficiency in operations and US network
~ USD 35
million
Estimated run
rate pre-tax
synergies
~ USD 15
million
Ramp-up of synergies: 50% expected to be achieved in 2010; 100% in 2012
Provide know-how to ISE for faster introduction of  market data dissemination and value added information services
Joint development of new of trading platform modules
Share expertise to jointly develop new products, extend coverage of asset classes and further improve global distribution
Additional
synergy
potential

Acquisition financing structured to optimize
Deutsche Börse’s capital structure
Acquisition will initially be financed through bridge loan facility of approx.
€1.5bn (=USD 2bn) and cash on hand at the time of closing
Initial
financing
Bridge loan will be taken out through retention of future earnings (approx.
€200m) and a mix of senior and hybrid debt (approx. € 1.3bn)
Refinancing concept assumes that a ring-fencing structure to increase the debt capacity of Deutsche Börse is implemented. Such a structure is currently under development as reported at the annual results conference in February 2007
Long term
financing
Deutsche Börse moves from net-cash to net-debt position, thereby increasing capital efficiency (cost of capital reduced)
Deutsche Börse plans to continue with its progressive dividend policy
Share buy-backs will be resumed once financial ratios are restored
Impact on
Capital
Management
Program

Straightforward transaction implementation
This acquisition is structured as a merger as it is customary in the US
ISE is merged with a U.S. subsidiary of Eurex
Principal
structure
ISE “Board of Directors” recommends the transaction to shareholders
A break-fee of USD 85 million has been agreed
Deal
protection
File S-4 with SEC and subsequent distribution to ISE shareholders
ISE shareholder vote as soon as practicable
50% + 1 vote of total outstanding necessary in ISE EGM to be convened
Regulatory approvals
Remaining
steps to
completion
Transaction expected to close in fourth quarter 2007

Legal Disclaimer
Proxy Statement
ISE plans to file with the SEC and mail to its stockholders a Proxy Statement in connection with a special meeting of stockholders to be called to approve the merger.  The Proxy Statement will contain important information about ISE, the transaction and related matters.  Investors and security holders are urged to read the Proxy Statement carefully when it is available.  Investors and security holders will be able to obtain free copies of the Proxy Statement and other documents filed with the SEC by ISE through the web site maintained by the SEC at www.sec.gov.  In addition, investors and security holders will be able to obtain free copies of the Proxy
Statement from ISE by contacting Thomas Gibbons of ISE at 60 Broad Street, New York, NY 10004, Telephone (212) 897-8167.
Participants in the Solicitation
ISE and its executive officers and directors may be deemed, under SEC rules, to be participants in the solicitation of proxies from
ISE's stockholders with respect to the proposed merger.  Information regarding the executive officers and directors of ISE is included in ISE's definitive Proxy Statement for ISE's 2007 annual meeting, which was filed with the SEC on April 3, 2007.  More detailed information regarding the identity of potential participants, and their direct or indirect interests, by securities, holdings or otherwise, will be set forth in the Proxy Statement to be filed by ISE with the SEC in connection with the proposed merger.
Forward-looking Statements
Certain matters discussed in this press release are "forward looking statements" intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995.  These statements relate to future events or future financial performance, and involve known and unknown risks, uncertainties and other factors that may cause the actual results, levels of activity, performance or achievements, to be materially different from those contemplated by the forward looking statements.  For example, (i) ISE may be unable to obtain the stockholder approval required for the merger, (ii) the regulatory approvals, including
SEC approval, required for the merger may not be obtained and (iii) conditions to the closing of the merger may not be satisfied.  In addition, additional factors that could affect ISE's results, levels of activity, performance or achievements and cause them to materially differ from those contained in the forward looking statements can be found in ISE's filings with the Securities and Exchange
Commission, including ISE's annual report on Form 10-K, current reports on Form 8-K and quarterly reports on Form 10-Q.  ISE undertakes no ongoing obligation, other than that imposed by law, to update these statements.